Quarterly Holdings Report
for
Fidelity® International Value Factor ETF
January 31, 2022
IVE-NPRT1-0422
1.9885310.104

Schedule of Investments January 31, 2022 (Unaudited)
Showing Percentage of Net Assets
Common Stocks – 99.7%
	Shares	Value
AUSTRALIA – 3.4%
ASX Ltd.	6,535	$ 383,026
Macquarie Group Ltd.	3,825	494,838
Rio Tinto Ltd.	5,576	438,272
TOTAL AUSTRALIA		1,316,136
CANADA – 12.5%
Alimentation Couche-Tard, Inc.	7,246	292,108
Canadian National Railway Co.	4,421	538,564
Canadian Tire Corp. Ltd.	2,380	343,451
CGI, Inc. (a)	1,821	155,396
Fairfax Financial Holdings Ltd.	608	293,435
Fortis, Inc.	3,069	145,704
Manulife Financial Corp.	16,466	342,707
Shaw Communications, Inc.	7,216	214,982
Shopify, Inc. Class A (a)	300	289,421
Sun Life Financial, Inc.	5,955	337,082
Suncor Energy, Inc.	26,277	750,417
The Toronto-Dominion Bank	7,252	580,536
West Fraser Timber Co. Ltd.	6,024	557,308
TOTAL CANADA		4,841,111
CAYMAN ISLANDS – 0.5%
CK Asset Holdings Ltd.	27,500	182,862
TOTAL CAYMAN ISLANDS		182,862
DENMARK – 1.2%
AP Moller - Maersk A/S Class B	136	485,005
TOTAL DENMARK		485,005
FRANCE – 11.2%
Atos SE	4,718	167,129
AXA S.A.	14,191	444,711
BNP Paribas S.A.	6,760	477,411
Carrefour S.A.	12,845	243,635
Cie de Saint-Gobain	4,888	326,849
La Francaise des Jeux SAEM (b)	8,796	361,282
Publicis Groupe S.A.	4,844	324,178
Sanofi	4,987	518,512
Schneider Electric SE	2,715	454,579
Sodexo S.A.	5,310	488,344
TOTAL S.A.	9,236	519,955
TOTAL FRANCE		4,326,585
GERMANY – 10.7%
Allianz SE	2,030	517,364
Bayerische Motoren Werke AG	4,005	417,309
Daimler AG	5,158	404,343
Daimler Truck Holding AG (a)	2,579	90,721
Deutsche Bank AG (a)	26,353	362,004
Deutsche Post AG	7,764	461,195

	Shares	Value

Fresenius Medical Care AG & Co. KGaA	3,887	$ 261,701
Fresenius SE & Co. KGaA	6,057	248,239
RWE AG	13,277	555,304
SAP SE	3,523	436,001
Vonovia SE	6,738	380,535
TOTAL GERMANY		4,134,716
HONG KONG – 2.4%
AIA Group Ltd.	40,600	419,925
BOC Hong Kong Holdings Ltd.	69,500	267,392
CK Hutchison Holdings Ltd.	34,000	240,691
TOTAL HONG KONG		928,008
JAPAN – 21.1%
Brother Industries Ltd.	16,200	295,530
Chubu Electric Power Co., Inc.	19,500	194,788
Daiwa House Industry Co. Ltd.	11,100	321,271
Fujitsu Ltd.	2,400	312,849
Honda Motor Co. Ltd.	12,600	366,764
Iida Group Holdings Co. Ltd.	13,400	275,734
ITOCHU Corp.	13,600	432,816
Japan Tobacco, Inc.	29,200	581,339
JXTG Holdings, Inc.	28,400	112,220
Kajima Corp.	26,700	319,774
KDDI Corp.	9,600	303,684
Marubeni Corp.	43,100	441,193
Mitsubishi Corp.	14,200	477,790
Mitsubishi UFJ Financial Group, Inc.	70,000	419,848
Mitsui & Co. Ltd.	16,800	416,045
NEC Corp.	7,100	274,203
Nintendo Co. Ltd.	600	292,436
Nippon Steel Corp.	24,000	386,479
Otsuka Holdings Co. Ltd.	9,100	309,428
Panasonic Corp.	29,100	316,318
Sony Corp.	5,400	596,121
Sumitomo Mitsui Financial Group, Inc.	9,700	346,245
Takeda Pharmaceutical Co. Ltd.	12,700	366,809
TOTAL JAPAN		8,159,684
LUXEMBOURG – 0.7%
ArcelorMittal S.A.	9,329	273,942
TOTAL LUXEMBOURG		273,942
NETHERLANDS – 6.0%
ASML Holding N.V.	1,075	716,055
Koninklijke Ahold Delhaize N.V.	9,271	298,845
Koninklijke Philips N.V.	8,054	265,303
NN Group N.V.	6,228	346,147
Prosus N.V.	4,544	374,090
Randstad N.V.	4,737	305,654
TOTAL NETHERLANDS		2,306,094

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Common Stocks – continued
	Shares	Value
NEW ZEALAND – 0.0%
Fletcher Building Ltd.	1,594	$ 6,752
TOTAL NEW ZEALAND		6,752
SINGAPORE – 0.2%
CapitaLand Integrated Commercial Trust	63,300	90,820
TOTAL SINGAPORE		90,820
SPAIN – 1.6%
ACS Actividades de Construccion y Servicios S.A.	12,546	313,488
Telefonica S.A.	69,285	320,654
TOTAL SPAIN		634,142
SWEDEN – 3.5%
Essity AB Class B	8,122	227,890
Investor AB	15,528	333,298
Telefonaktiebolaget LM Ericsson	23,311	286,702
Volvo AB Class B	23,223	518,121
TOTAL SWEDEN		1,366,011
SWITZERLAND – 8.4%
Galenica AG (b)	1,459	102,015
LafargeHolcim Ltd.	5,746	307,033
Nestle S.A.	7,387	944,787
Novartis AG	5,903	508,037
Roche Holding AG	1,680	643,995
STMicroelectronics N.V.	6,217	287,482
UBS Group AG	24,302	446,339
TOTAL SWITZERLAND		3,239,688
UNITED KINGDOM – 15.5%
Anglo American PLC	8,698	376,697
Barclays PLC	154,018	407,532
British American Tobacco PLC	14,678	622,980

	Shares	Value

Centrica PLC (a)	664,733	$ 644,978
GlaxoSmithKline PLC	23,568	519,517
HSBC Holdings PLC	95,071	672,964
Imperial Brands PLC	19,224	451,745
Kingfisher PLC	85,055	377,831
RELX PLC	13,420	408,712
Rio Tinto PLC	5,379	374,188
Royal Mail PLC	43,324	255,985
Shell PLC	24,529	620,867
Vodafone Group PLC	158,572	276,615
TOTAL UNITED KINGDOM		6,010,611
UNITED STATES OF AMERICA – 0.8%
Bausch Health Cos., Inc. (a)	13,345	327,906
TOTAL UNITED STATES OF AMERICA		327,906
TOTAL COMMON STOCKS (Cost $36,881,236)		38,630,073
TOTAL INVESTMENT IN SECURITIES – 99.7% (Cost $36,881,236)		38,630,073
NET OTHER ASSETS (LIABILITIES) (c) – 0.3%		116,441
NET ASSETS – 100.0%		$38,746,514

Categorizations in the Schedule of Investments are based on country or territory of incorporation.
Legend
(a)	Non-income producing.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $463,297 or 1.2% of net assets.
(c)	Includes $3,888 of cash collateral to cover margin requirements for futures contracts.
Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contract
ICE MSCI EAFE Index Contracts (United States)	1	March 2022	$111,765	$(2,621)	$(2,621)
The notional amount of futures purchased as a percentage of Net Assets is 0.3%
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Schedule of Investments (Unaudited)–continued
Affiliated Central Funds
Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including ownership percentage, is presented below.
Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund, 0.08%	$33,305	$545,668	$578,973	$ 4	$—	$—	$—	0.0%
Fidelity Securities Lending Cash Central Fund, 0.08%	—	348,006	348,006	1,188	—	—	$—	0.0%
Total	$33,305	$893,674	$926,979	$1,192	$—	$—	$—
Amounts in the income column in the above table include any capital gain distributions from underlying funds. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received from lending certain types of securities.
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund’s investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific event. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee’s activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund’s investments and ratifies the fair value determinations of the Committee.
The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:
Level 1 – Unadjusted quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)
Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to
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the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.
Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund’s investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.
The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.
The Fund’s use of derivatives increased or decreased its exposure to the following risk(s):
Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.
The Fund used futures contracts to manage its exposure to the stock market.
Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract’s exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.
For additional information on the Fund’s significant accounting policies, please refer to the Fund’s most recent semiannual or annual shareholder report.
5	Quarterly Report

The fund’s schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund’s shareholders. For more information regarding the fund and its holdings, please see the fund’s most recent prospectus and annual report.
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